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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Master Graphics, Inc.:

  We consent to the use of our report on the consolidated financial statements of Master Printing, Inc. and Subsidiary for the year ended June 30, 1995 in the Registration Statement of Master Graphics, Inc. on Form S-1, and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          Thompson Dunavant PLC

Memphis, Tennessee

June 2, 1998